                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----

                                                    /S/ FRANK C. CARLUCCI
                                                    ----------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----

                                                  /S/ ROBERT E. CAWTHORN
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ MARTIN C. DICKINSON
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ GEORGE H. CONRADES
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ WILLIAM H. GRAY III
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 17th day of March, 1998.
              ----


                                                  /S/ MICHAEL H. JORDAN
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ MEL KARMAZIN
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ JAN LESCHLY
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ DAVID K. P. LI
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ DAVID T. McLAUGHLIN
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ RICHARD R. PIVIROTTO
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ FREDRIC G. REYNOLDS
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ RAYMOND W. SMITH
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/ PAULA STERN
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----

                                                  /S/ ROBERT D. WALTER
                                                  ------------------------------

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, hereby constitutes and appoints Michael H. Jordan, Mel Karmazin, Fredric G. Reynolds, Louis J. Briskman and Carol V. Savage, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 20th day of March, 1998.
              ----


                                                  /S/CAROL V. SAVAGE
                                                  ------------------------------

                                                                      Exhibit 24
                     EXTRACT FROM MINUTES OF MEETING OF THE
                              BOARD OF DIRECTORS OF
                                 CBS CORPORATION
                            HELD ON JANUARY 28, 1998

                             -----------------------

         RESOLVED, that the Chief Executive Officer of the Company, its President, its Executive Vice President and Chief Financial Officer, its Senior Vice President and General Counsel, its Principal Accounting Officer, its Vice President and Treasurer, and its Vice President, Secretary and Associate General Counsel are, and each of them with full power to act without the others hereby is, authorized to prepare, or cause to be prepared, and to execute the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and the Company's Quarterly Reports on Form 10-Q for 1998, as well as any and all other reports or documents to be filed by the Company and/or its subsidiaries with the Securities and Exchange Commission, and any and all amendments thereto, on behalf of and as attorneys for the Company and/or its subsidiaries, and to file said Forms 10-K and 10-Q and other reports or documents, and any and all amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission on behalf of, and as attorneys for, the Company and/or its subsidiaries.

                             -----------------------

         I, CAROL L. McADAMS, Assistant Secretary of CBS Corporation, DO HEREBY CERTIFY that the foregoing is a true and correct copy of a resolution adopted at a meeting of the Board of Directors of said Company held on January 28, 1998, at which meeting a quorum was present and which resolution is still in full force and effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Company.

Dated:  March 20, 1998


                                                     /s/ Carol L. McAdams
                                                     -------------------------
                                                     Assistant Secretary